As filed with the Securities and Exchange Commission on June 10, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-22503

Rochdale Alternative Total Return Fund LLC
(Exact name of registrant as specified in charter)

570 Lexington Avenue
New York, New York 10022-6837
(Address of principal executive offices) (Zip code)

Kurt Hawkesworth
570 Lexington Avenue
New York, New York 10022-6837
(Name and address of agent for service)

212-702-3500
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2011

Item 1. Reports to Stockholders

Rochdale Alternative Total
Return Fund LLC

Semi-Annual Report
March 31, 2011

Rochdale Alternative Total Return Fund LLC

Semi-Annual Report

March 31, 2011

Approval of Investment Advisory Agreement
Additional Information

The Rochdale Alternative Total Return Fund (RATRF)
Semi-Annual Report

May 31, 2011

Dear Fellow Shareholders,

The Rochdale Alternative Total Return Fund (“RATRF” or the “Fund”) invests in a diversified pool of investment grade rated life insurance policies. The Fund objective is to create a diversified portfolio of life insurance policies that is projected to provide attractive returns, low volatility, and low correlation to the equity market. The benefit of this Fund to investors is the value of having access to an asset class with expected low economic risk, and the potential to generate strong risk-adjusted long-term returns while protecting the portfolio during downside markets.

RATRF commenced buying policies in January 2011. As of March 31st, 2011 we have purchased six policies, at a total investment cost of $1,810,000.00. The face value of these policies is $28,750,000.00. In acquiring these policies, our life settlement originator, All Financial LLC, undertakes a rigorous review of many variables to determine the appropriate acquisition price. Some of the variables included in the decision process are; the life expectancy of the insured based on independent actuarial estimates, the insurance premium payments, the terms and type of the insurance policy, and the expected internal rate of return.

We are satisfied that RATRF has acquired these  initial  policies at attractive prices, and believe the expected returns from these initial policies are within the parameters established to meet our expectations for returns of 12% over the life of the Fund.

Since originating the Fund, we have been disciplined in our selection of the policies we have acquired and the prices RATRF is willing to pay. Given that the Fund recently commenced, it is normal for the first few quarters to incur organizational start-up expenses. It takes a few quarters for the revenues and accrued gains on the policies acquired to address these start-up expenses. Since the Fund’s initial expenses were incurred and the Fund did not have a sufficient number of policies, the Fund experienced a quarterly net expense. We are confident that our disciplined process will deliver quality policies at attractive prices, which we believe will generate sufficient accrued gains to offset the start-up and ongoing Fund expenses by the 3rd quarter of this year.

Rochdale Investment Management
570 Lexington Avenue • New York, New York 10022-6837
Tel 800-245-9888 / 212-702-3500 • Fax 212-702-3535
www.rochdale.com

As we continue to build up our portfolio of insurance policies we will reach a cross over point when we expect the Fund will be positive in net Fund returns. All shareholders, regardless of when they join the Fund, will share and bear their appropriate allocation of these start up and ongoing expenses. We expect each shareholder will experience the appropriate rate of return based on a proration of the Fund expenses, revenues, and accrued gains during their ownership holding period.

Sincerely,

Garrett R. D’Alessandro, CFA, CAIA, AIF
Chief Executive Officer & President
Rochdale Investment Management LLC

Important Disclosures

Performance quoted represents past performance and is unaudited. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9800.

An investor should consider carefully the Fund’s investment objectives, risks, charges, and expenses.  The Private Offering Memorandum contains this and other important information about the investment company, and it may be obtained by calling 800-245-9800.  Please read it carefully before investing.  RIM Securities LLC, the affiliated broker dealer for Rochdale Investment Management LLC and the Distributor of the Fund, 570 Lexington Avenue, New York, NY 10022.

This publication is for informational purposes only and is being furnished on a confidential basis to a limited number of prospective investors. This publication is not intended to be a solicitation, offering, or recommendation to buy any security of Rochdale Investment Management or its affiliates or subsidiaries or otherwise. Any such offering may be made only by means of a Private Offering Memorandum to be furnished to qualified prospective investors at a later date and any conflicting information contained herein will be superseded in its entirety by such Private Offering Memorandum. Investors should review the Private Offering Memorandum (including, without limitation, the information therein as to the conflicts and risks) prior to making an investment decision. The information contained herein is confidential and may not be reproduced in whole or part or distributed to third parties. None of Rochdale Investment Management LLC, or its affiliates or subsidiaries, are authorized to make representations with respect to the treatment of an investment from an investor's perspective. Investors must rely upon their own examination of the terms of any offering and upon their own representatives and professional advisors, which may include legal counsel and accountants as to the accounting and tax treatment, suitability for such investor, and the legal and other aspects of an investment in the product.

Rochdale Investment Management
570 Lexington Avenue • New York, New York 10022-6837
Tel 800-245-9888 / 212-702-3500 • Fax 212-702-3535
www.rochdale.com

The views expressed herein represent the opinions of Rochdale Investment Management and are subject to change without notice at anytime. This information should not in any way be construed to be investment, financial, tax, or legal advice or other professional advice or service, and should not be relied on in making any investment or other decisions.

As with all investment strategies, there are risks associated with its implementation. The Fund’s assets are concentrated in the unregulated insurance industry and any event that materially affects the industry will impact the Fund. The Fund has exposure to regulatory risk; regulations may change and vary by state. The policies owned by the Fund only remain in force if the premiums are paid. If for any reason the premiums aren’t made, the policy will lapse and the Fund will lose ownership; this will reduce the return or create a loss of principal. Therefore the Fund expects to issue new shares or utilize leverage in its strategy. While this will be closely monitored and managed by Rochdale, it will increase the overall risk of the portfolio. The due diligence performed by AllFinancial Group and Rochdale is a detailed process; however, it is possible that a policy owned by the Fund was obtained by the insured in violation of the terms and conditions of the policy. If this occurs, the policy will be null and void and no payout will be made, resulting in a loss of principal and reducing the overall portfolio return.

Alternative investments are speculative and entail substantial risks. There is no guarantee investment objectives will be met. The pool may perform differently than expected if the insured’s life span is greater or less than what is anticipated.

Certain information may be based on information received from sources Rochdale Investment Management considers reliable; Rochdale Investment Management does not represent that such information is accurate or complete. Certain statements contained herein may constitute “projections,” “forecasts” and other “forward-looking statements” which do not reflect actual results and are based primarily upon applying retroactively a hypothetical set of assumptions to certain historical financial information. Any opinions, projections, forecasts and forward-looking statements presented herein are valid only as of the date of this document and are subject to change.

Rochdale Investment Management LLC (“Rochdale”) will serve as the investment manager for the assets of the Rochdale Alternative Total Return Fund. As such, Rochdale is solely responsible for all activities involving the promotion, presentation and sale as well as the determination of client suitability and certification that investors meet the standards necessary to invest. This is not the responsibility of any broker or other party who mutually services an investor with this product.

Rochdale Investment Management
570 Lexington Avenue • New York, New York 10022-6837
Tel 800-245-9888 / 212-702-3500 • Fax 212-702-3535
www.rochdale.com

Rochdale Alternative Total Return Fund LLC

STATEMENT OF NET ASSETS

March 31, 2011 (Unaudited)

ASSETS:
Investments, at fair value method (cost $9,911,404)	$10,812,037
Interest receivable	751
Escrow advances	1,178,700
Prepaid expenses	407,736
Total assets	12,399,224

LIABILITIES:
Payable to Advisor	49,329
Accrued expenses and other liabilities	56,978
Total liabilities	106,307

NET ASSETS	$12,292,917

ANALYSIS OF NET ASSETS

TOTAL MEMBERS' PAID IN CAPITAL	$12,292,917

Capital Units outstanding
(Unlimited number of Units authorized, no par value)	12,458

Net asset value, offering and redemption
price per Unit (net assets/Units outstanding)	$986.79

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

STATEMENT OF OPERATIONS

For the Period from January 4, 2011* through March 31, 2011 (Unaudited)

INVESTMENT INCOME:
Interest Income	$1,163

EXPENSES:
Advisory fees	19,528
Audit fees	10,989
Custody fees	717
Directors fees	4,778
Fund accounting and fund administration fees	19,111
Insurance expense	1,075
Legal fees	7,963
Miscellaneous expense	4,778
Registration expense	5,093
Service fees	2,790
Offering costs (See Note 2)	29,801
Total Expenses	106,623

NET INVESTMENT LOSS	$(105,460)

OTHER EXPENSES AND LOSSES

Premiums paid and changes to fair value for life settlement contracts	53,377
Net Decrease in Members' Capital Resulting from Operations
$(52,083)

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

STATEMENT OF CHANGES IN MEMBERS' CAPITAL

Period from
January 4, 2011*
through
March 31, 2011(1)

FROM OPERATIONS
Net investment loss	$(105,460)
Premiums paid and changes to fair value for life settlement contracts	53,377

Net Decrease in Members' Capital Resulting From Operations	(52,083)

INCREASE FROM TRANSACTIONS IN MEMBERS' CAPITAL
Proceeds from sales of members' capital units	12,245,000

Total Increase in Members' Capital	12,192,917

MEMBERS' CAPITAL
Beginning of period	100,000

End of period	$12,292,917

* Commencement of operations.
(1) Unaudited.

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

STATEMENT OF CASH FLOWS

For the Period from January 4, 2011* through March 31, 2011 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in members' capital resulting from operations	$(52,083)
Adjustments to reconcile net decrease in members' capital
resulting from operations to net cash used in operating activities
Purchase of life settlement contracts	(1,810,000)
Premiums paid and changes to fair value for life settlement contracts	(53,377)
Premiums and other fees paid on life settlement contracts	(847,256)
Change in operating assets and liabilities
Interest receivable	(751)
Escrow advances	(1,178,700)
Prepaid expenses	(407,736)
Payable to Advisor	49,329
Accrued expenses and other liabilities	56,978

Net cash used in operating activities	(4,243,596)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of members' capital units	12,245,000

Net cash from financing activities	12,245,000

Net change in cash and cash equivalents	8,001,404

CASH AND CASH EQUIVALENTS
Beginning of period	100,000

End of period	$8,101,404

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

SCHEDULE OF INVESTMENTS

March 31, 2011 (Unaudited)

	Percentage of
Long-Term Investments1, 2:	Members' Capital	Cost	Fair Value

Life Settlement Contracts:

American General Life	1.5%	$100,000	$178,682
AXA Equitable Life	5.8	535,000	718,403
John Hancock Life	6.7	550,000	822,852
Massachusetts Mutual Life	1.6	40,000	191,694
Penn Mutual Life	3.0	280,000	374,018
Reliastar/ ING	3.5	305,000	424,984

Total Long-Term Investments:	22.1%	$1,810,000	$2,710,633

Short-Term Investment:

Money Market Fund:
Federated Prime Obligations Fund-Institutional Class, 0.16% 3	65.9%	$8,101,404	$8,101,404

Total Investments	88.0%	$9,911,404	$10,812,037

1 Illiquid securities.
2 Fair valued by Valuation Committee as delegated by the Fund's Board of Managers using the fair value method.
3 7-Day Yield.

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

March 31, 2011 (Unaudited)

Investment Breakdown
(as a % of total investments)

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

1.	Organization

Rochdale Alternative Total Return Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end, non-diversified, management investment company.  The Fund’s investment objective is to seek long-term capital appreciation through the purchase of life settlement contracts (“Policies”) at a discount to face value.  The Fund is expected to have low volatility and low correlation with the U.S. equities markets.  The life expectancy of the insureds’ covered by the Policies held by the Fund is expected to range from 1 to 10 years.

Rochdale Investment Management LLC (the “Advisor”) is an investment adviser registered under the Investment Advisers Act of 1940, as amended, to serve as the Advisor for the Fund.

Each Member must certify that they are a qualified investor or “accredited investor” under Federal securities law and subscribe for a minimum initial investment in the Fund of $50,000, subject to waiver by the Distributor.  Brokers selling Units may establish higher minimum investment requirements than the Fund and may independently charge transaction fees and additional amounts in return for their services.  The Fund is an illiquid investment and no Member will have the right to require the Fund to redeem their Units.  New Members may be admitted with the consent of the Board.

2.	Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation

The Fund will normally pursue its investment objective by investing substantially all of its assets in life insurance policies and interests related thereto purchased through life settlement transactions (collectively, “Policies”).  The Advisor has wide discretion in determining the Policies in which the Fund will invest.  Policies may include, without limitation, whole, universal, variable universal, term, variable term, survivorship, group, and other types of life insurance policies.

While it is anticipated that the Fund will endeavor to purchase complete ownership interests in each Policy in which it invests, the Fund may also purchase partial ownership interests in any particular Policy when the Advisor believes that such a purchase is appropriate.  The Fund may also purchase interests in pools of Policies issued by third parties and/or purchase Policies directly from third parties.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

2.   Significant Accounting Policies (continued)

Security Valuation (continued)

The Fund’s Board has approved fair value procedures pursuant to which the Fund values its investment in the Policies using the fair value method of accounting. The fair value procedures recognize that the Policies are illiquid and that no market currently exists for the Policies.

The Advisor and the Board anticipate that market quotations will not be readily available for the Policies in which the Fund invests.  It is therefore expected that each Policy will be priced by the Fund’s Pricing Committee in accordance with the Fund’s fair value procedures.  Fair value of a security is the amount, as determined by the Advisor in good faith, that the Fund might reasonably expect to receive upon a current sale of the security.  In determining the method to be used to establish the fair value of a Policy, the Fund’s Pricing Committee will consider all appropriate factors relevant to the value of each Policy, which may include, but is not limited to, life insurance pricing models (which generally take into account, among other things, the net death benefit, the life expectancy of the insured and the expense associated with maintaining the policy), proprietary internal rate of return computations, life expectancy tables, specific characteristics of the individual insured, supply and demand conditions within the life settlement market and insurance company credit ratings.  As of March 31, 2011, the Fund had the following investments in life settlement contracts:

Fair Value Method
Number
	of	Carrying	Premiums	Face Value
Year	Contracts	Value	Payable	(Death Benefits)

2012	–	$–	$–	$–
2013	–	–	–	–
2014	–	–	–	–
2015	–	–	–	–
2016	1	822,852	2,295,108	5,500,000
Thereafter	5	1,887,781	9,615,610	23,250,000

Under the fair value method, the Fund recognizes the initial investment in its Policies at the transaction price.  In subsequent periods, the Fund re-measures the investment in its Policies at fair value in its entirety at each reporting period and recognizes changes in fair value in earnings in the period in which the changes occur.

For the period from January 4, 2011 through March 31, 2011, the Fund recognized net unrealized gains of $900,633 associated with its investment in the Policies.  The Fund

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

2.   Significant Accounting Policies (continued)

Security Valuation (continued)

recorded $847,256 in premiums paid and other expenses associated with its investment in the Policies for the period from January 4, 2011 through March 31, 2011.

The Fund adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management has determined that these standards have no material impact on the Fund’s financial statements. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

2.   Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2011:

	March 31, 2011
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Policies	$-	$-	$2,710,633	$2,710,633
Short-Term Investment	8,101,404	-	-	8,101,404

	$8,101,404	$-	$2,710,633	$10,812,037

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value using significant unobservable inputs (Level 3) during the period ended March 31, 2011:

Investment in Policies
Balance, January 4, 2011*	$–
Realized gain/(loss)	–
Change in unrealized appreciation/depreciation	900,633
Purchases	1,810,000
Sales	–
Balance, March 31, 2011	$2,710,633

*Commencement of operations

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. There were no significant transfers into and out of Levels 1 and 2 during the current period presented. The adoption of the ASU disclosures did not have a significant impact on the Fund’s financial statements for the period ended March 31, 2011.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

2.   Significant Accounting Policies (continued)

Security Valuation (continued)

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Managers. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. At March 31, 2011, the Fund was invested in the following restricted Policies:

	Acquisition	Principal		Price	Fair	% Net
Policy	Month/Year	Amount	Cost Basis	per Share	Value	Assets

American General Life	02/2011	$100,000	$100,000	$178.68	$178,682	1.5%
AXA Equitable Life	02/2011	535,000	535,000	134.28	718,403	5.8
John Hancock Life	02/2011	550,000	550,000	149.61	822,852	6.7
Massachusetts Mutual Life	02/2011	40,000	40,000	479.24	191,694	1.6
Penn Mutual Life	03/2011	280,000	280,000	133.58	374,018	3.0
Reliastar/ ING	03/2011	305,000	305,000	139.34	424,984	3.5
Total		$1,810,000	$1,810,000		$2,710,633	22.1%

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.  Actual results could differ from those estimates.

Deferred Offering Costs

Offering Costs are capitalized as a deferred charge and are amortized to expense over twelve months on a straight-line basis starting with the commencement of operations.

Distributions to Members

The Fund does not anticipate making periodic distributions of its net income or gains, if any, to the Members. Notwithstanding the foregoing, upon the second anniversary of the Fund’s

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

2.   Significant Accounting Policies (continued)

Distributions to Members (continued)

closing, the Board will consider adopting a policy of making distributions to Members on a semi-annual basis in aggregate amounts determined solely by the Board; provided, however, that the Fund will retain amounts necessary to make premium payments on its Policies.  Although the Fund does not expect to realize long-term capital gains except under extraordinary circumstances (such as the sale of all or a substantial portion of the Policies), if it does earn such gains, net gains will either be used to acquire additional Policies, make annual premium payments, or be considered for a full or partial distribution once a year.

Federal Income Taxes

The Fund intends to operate as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.  Each Member is responsible for the tax liability or benefit relating to such Member’s distributive share of taxable income or loss regardless of whether such income is distributed.  Therefore, no federal income tax provision is reflected in the accompanying financial statements.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund has concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on its 2010 tax return. During the period ended March 31, 2011, there were no distributions from ordinary income for tax purposes.

Fund Expenses

The Fund bears all expenses incurred in its business. The expenses of the Fund include, but are not limited to, the following: management fees; services fees; legal fees; accounting and auditing fees; custody fees; costs of computing the Fund’s net asset value; expenses of preparing and distributing prospectuses, Statement of Additional Information, and any other material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy material; expenses of preparing and filing reports and other documents with government agencies; expenses of Members’ and Board meetings; Member record keeping and Member account services, fees, and disbursements; interest and fees on any borrowings by the Fund; performance allocation fees; the servicer fees; insurance premiums; fees for investor services and other types of expenses as may be approved from time to time by the Board.

The Fund also bears expenses to meet operational needs associated with its investments in the Policies.  These expenses include, but are not limited to, the following:  agent

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

2.   Significant Accounting Policies (continued)

Fund Expenses (continued)

commissions, escrow fees, interest expense, origination fees, policy review expense fees, premium payments and servicing fees.

Organization Expenses

Expenses incurred by the Fund in connection with the organization are expensed as incurred.  The Advisor reimbursed the Fund for these expenses, but expects to recover its reimbursement within the first year after the Fund commences operations.

Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to March 31, 2011. There were no events or transactions that occurred since March 31, 2011 that materially impacted the amounts or disclosures in the Fund’s financial statements.

3.	Investment Management

The Fund has an Investment Management Agreement with the Advisor.  The Advisor is responsible for providing investment advisory management, certain administrative services and conducts relations with the service providers to the Fund.

The Fund pays the Advisor an investment management fee at an annual rate equal to 1.75% of the Fund’s month-end net assets.  The investment management fee will accrue and be payable monthly.

4.	Shareholder Servicing Arrangement

The Fund pays a fee to the Advisor (or its affiliates) at an annual rate of 0.25% of the Fund’s month-end net assets, including assets attributable to the Advisor (or its affiliates).  Services provided include, but are not limited to, handling Member inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between Members and the Fund; assisting in the establishment and maintenance of Member

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

4.   Shareholder Servicing Arrangement (continued)

accounts with the Fund; and assisting in the maintenance of Fund records containing Member information.

5.	Performance Allocation

The Fund allocates to the Advisor a performance allocation (“Performance Allocation”) with respect to each Member as of the close of each Allocation Period (date Member is first invested in the Fund until the first to occur of the following: last day of a fiscal year, the Member no longer has an interest in the Fund or the Advisor is no longer entitled to receive the Performance Allocation) as follows: if the “Positive Allocation Change” (Allocation Change is difference between the balance in the Member’s capital account at the start and close of an Allocation Period) for such Allocation Period for a Member exceeds the “10% Hurdle” (calculated at the end of any Allocation Period, the amount that a Member’s account would have earned if it had achieved a compounded, cumulative rate of 10% per year) for such Member and the amount of any positive balance in such Member’s “High Watermark Account” (memorandum account for each Member which starts at zero and is increased by such Member’s negative Allocation Change and decreased by such Member’s positive Allocation Change), then the performance allocation shall be equal to the sum of (i) 100% of the amount of such Member’s Positive Allocation Change for such Allocation Period until the Advisor receives an amount equal to the 10% Catch-Up Amount (calculated at end of any Allocation Period and is an amount equal to the quotient of 10% Hurdle divided by 80%, less the 10% Hurdle) and (ii) 20% of the amount by which such Member’s Positive Allocation Change for such Allocation Period, if any, exceeds the sum of the amount of the Positive Allocation Change allocated to such Member to satisfy such Member’s 10% Hurdle and the 10% Catch-Up Amount.

For the avoidance of doubt, no Performance Allocation will be made to the Advisor from a Member’s capital account unless and until such Member first receives an allocation of net profits from the Fund sufficient to satisfy such Member’s 10% Hurdle.

6.	Investment Transactions

For the period from January 4, 2011 through March 31, 2011, excluding short-term securities and U.S. Government securities, purchases of investments in Policies were $1,810,000 and there were no sales.  There were no purchases or sales of U.S. Government securities during the period from January 4, 2011 through March 31, 2011.

Rochdale Alternative Total Return Fund LLC

Financial Highlights
	Period from
	January 4, 2011*
	through
	March 31, 2011(1)

Net Asset Value, beginning of period	$1,000.00

Income from investment operations:
Net investment loss	(18.90)
Other expenses and losses	5.69	(2)
Total from investment operations	(13.21)

Net asset value, end of period	$986.79

TOTAL RETURN - NET	(1.32%)	(3)

RATIOS/SUPPLEMENTAL DATA

Members' Capital, end of period ($000's)	$12,293
Portfolio Turnover	0.00%	(3)

Ratio of Net Investment Loss to Average Net Assets	(9.45%)	(4)

Ratio of Expenses to Average Net Assets	9.56%	(4)

* Commencement of operations.
(1) Unaudited.
(2)	Represents premiums paid and changes to fair value for life settlement contracts in accordance with the fair value method of accounting.
(3) Not Annualized.
(4) Annualized.

	Total return is calculated for all Members taken as a whole and an individual Member's return may vary from these Fund returns based on the timing of capital transactions.

The expense ratios are calculated for all Members taken as a whole and excludes policy-related expenses. The computation of such ratios based on the amount of expenses assessed to an individual Member's capital may vary from these ratios based on the timing of capital transactions.

	The net investment loss ratio does not reflect the effects of any incentive allocation.

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Approval of Investment Advisory Agreement

At the organizational meeting held on December 8, 2010, the Board of Managers (the “Board”) of the Rochdale Alternative Total Return Fund LLC (the “Fund”), including all of the Managers (“Independent Managers”) who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act), met in person and voted to approve the proposed investment advisory agreement (“Agreement”) between the Fund and Rochdale Investment Management, LLC (the “Advisor” or “Rochdale”).  In approving the Agreement, the Board, had before it information with respect to the Fund, including materials concerning the design and development of the Fund’s investment program.

In reaching their decisions, the Managers requested and obtained from Rochdale such information they deemed reasonably necessary to evaluate the proposed Agreement.  In considering the proposed Agreement, the Managers evaluated a number of factors and considerations that they believed, in light of their own business judgment, to be relevant.

In connection with the approval of the Agreement, the Independent Managers consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Managers’ deliberations.  The Board reviewed the advisory services to be provided by Rochdale.  The Managers received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by Rochdale.  In particular, the Board considered the Fund’s proposed investment objective and strategies and the ability of the Advisor to manage the Fund’s mandate.  The Board also considered the experience, capability and financial resources of Rochdale.  Based on the information presented, the Board concluded that the expected nature and quality of the advisory and related services to be provided by the Advisor supported approval of the Agreement.

The Board also reviewed the proposed advisory fees, including the Fund’s performance allocation, and the projected overall expenses of the Fund.  Due to the unique nature of the Fund’s investment program, there was no comparative fund fee and expense data available for the Managers to consider.  The Board was presented with, among other things, information regarding expected Fund fees and expenses and Rochdale’s anticipated profitability with respect to the Fund.  The Board discussed the proposed advisory fees at length.  The Board determined that the proposed advisory fees were fair and reasonable and consistent with the best interests of unitholders.

After reviewing this information and such other matters as the Managers considered necessary to the exercise of their reasonable business judgment, and without identifying any single factor as being determinative, the Board, including the Independent Managers, unanimously approved the Agreement.

Rochdale Alternative Total Return Fund LLC

Additional Information

Proxy Voting Policies and Procedures

You may obtain a description of the Fund’s proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities without charge, upon request, by contacting the Fund directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Fund will file its complete schedule of portfolio holdings with the SEC at the end of the first and third fiscal quarters on Form N-Q within sixty days of the end of the quarter to which it relates.  The Fund’s Forms N-Q will be available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides information as of March 31, 2011:

PORTFOLIO MANAGER DISCLOSURE

List of Portfolio Managers and Biographical Information

Name	Title	Length of Service	Business Experience During Past 5 Years	Role of Portfolio Manager
Carl Acebes	Chairman and Board Member	Since Inception	Founder and Chief Investment Officer of Rochdale Investment Management LLC. Founder of Rochdale Securities Corporation and the Rochdale Corporation.	Heads the team of investment professionals and is intricately involved in the firms day to day investment management and research work.
Garrett R. D’Alessandro	President	Since Inception	President, CEO and Director of Research of Rochdale Investment Management LLC.	Directs portfolio management strategies and investment research efforts and determines companies that satisfy the firm’s criteria for inclusion in client portfolios.

Name	Number of Registered Investment Companies Managed and Total Assets for Such Accounts (Including The Trust)	Beneficial Ownership of Equity ecurities In Trust	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Other Accounts Managed and Total Assets For Such Accounts
Carl Acebes	7, $604 million	$ 0	11, $717 million	92, $49 million
Garrett R. D’Alessandro	7, $604 million	$ 0	11, $717 million	188, $315 million

Mr. Acebes receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. Acebes is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account. Additionally, Mr. Acebes owns a substantial portion of the Manager and, accordingly, benefits from any profits earned by the Manager.

Mr. D’Alessandro receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. D’Alessandro is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account. Additionally, Mr. D’Alessandro owns a substantial portion of the Manager and, accordingly, benefits from any profits earned by the Manager.

Item 9. Purchases of Equity Securities by Closed-End Management Investment
Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of managers.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during this period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Rochdale Alternative Total Return Fund LLC

By (Signature and Title) /s/ Garrett R. D’Alessandro
 Garrett R. D’Alessandro, President

Date June 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Garrett R. D’Alessandro
 Garrett R. D’Alessandro, President

Date June 9, 2011

By (Signature and Title) /s/ Edmund Towers
 Edmund Towers, Treasurer

Date June 9, 2011